Credit Risk Manager Report
July 2004
FAMLT 2004-1

2004 The Murrayhill Company. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2004 The Murrayhill Company. All Rights Reserved.


Transaction Summary Section One
Prepayment Premium Analysis Section Two
Loss Analysis Section Three
Analytics Section Four
Table of Contents

2004 The Murrayhill Company. All Rights Reserved.


Section One
Transaction Summary

2004 The Murrayhill Company. All Rights Reserved.


Transaction Summary
Closing Date 5/28/04
Depositor Structured Asset Securities Corporation
Trustee US Bank
Master Servicer Aurora Loan Services
Servicers Ocwen, Litton
Mortgage Insurer Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method OTS1

Collateral Summary
                   Closing Date 6/30/20042   6/30/2004 as a
Percentage of Closing Date
Collateral Balance $903,015,234 $870,067,270   96.35%
Loan Count          5,166        5,046         97.68%

Collateral Statistics
                        Loan Count    Summed Balance
Repurchases3 	               0 		 $ 0
First Payment Defaults        41	 $ 7,197,063
Early Payment Defaults4      102 	$ 13,525,502
Multiple Loans to One Borrower 0 		 $ 0

Second Lien Statistics
                         Loan Count   Summed Balance
Outstanding Second Lien Loans   479 	$ 24,002,368
30 Days Delinquent 		  9 	   $ 409,269
60 Days Delinquent 		  6 	   $ 372,330
90+ Days Delinquent 		  2 	    $ 87,936

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
3 Refers to loans repurchased in the current month
4 A default that occurs on the second or third scheduled payment

2004 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis

2004 The Murrayhill Company. All Rights Reserved.


Reconciliation of Prepayment Premiums for FAMLT 2004-1

"Mortgage Data Through: June 30, 2004"


Section 1:	Prepayment premiums collected by the servicer and
remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

			Trustee Remittance Date
			25-Jul-04	25-Jun-04

	Servicers	"$310,213"	"$139,493"

Section 2:	Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the statement to Certificateholders prepared by the trustee.

		Trustee Remittance Date
		25-Jul-04	25-Jun-04
	P Class	"$181,142"	"$139,493"

Section 3:	"Reconciliation of the amounts remitted by the servicer to
the trustee, and the amount remitted to the P Classholders by the trustee."



Amount remitted by servicer:		"$310,213"
Amount remitted to the P Class:		"$181,142"
Difference:*				"$129,071"
"* This discrepency resulted from the master servicer not remitting $129,071 in prepayment premiums. We have asked the master servicer to remit the premiums.
Murrayhill will continue to monitor this problem to ensure the premiums are passed.
An update will be provided in next month's Executive Summary."


Aggregate Paid Off Loans Report for FAMLT 2004-1
"Mortgage Data Through: June 30, 2004"

Trustee Remittance Date	           				   25-Jul-04  25-Jun-04
Loans with Active Prepayment Flags that Remitted Premiums ( A )		45
	24

Loans without Prepayment Flags that Remitted Premiums			0	0
Total Loans that Remitted Premiums ( B )				45	24

Loans with Active Prepayment Flags ( C )				46	26

Loans without Prepayment Flags that Remitted Premiums			0	0
Subtotal ( D )								46	26

Premiums Remitted with Active Prepayment Flags (A/C)			97.83%
	92.31%

Total Loans that Remitted Premiums to the Subtotal (B/D )		97.83%
	92.31%

Total Paid Off Loans ( E )						82	51
Total Loans that Remitted Premiums to the Total Paid Off Loans ( B/E )	55%
	47%


Paid Off Loans Exception Report for FAMLT 2004-1
"Mortgage Data Through: June 30, 2004"

									      Total
Total Paid Off Loans with Flags							46
Less Exceptions:
  Loans with Expired Prepayment Clauses (as stated in the Note)*		0

  Loans that Liquidated from REO*						0

  Loans with Discrepancies between the Data File and the Note
	0

  Defaulted Liquidated Loans that Could Not Have Collected Premiums
  because of the Acceleration of the Debt*					0

  Loans that Liquidated Through Loss Mitigation Efforts*			0

Total Paid Off Loans with Active Prepayment Flags (C)				46

Other Exceptions:
Paid Off Loans that Did Not Collect Premiums because of State Statutes
	0

Paid Off Loans with Active Prepayment Flags that Have Not Remitted Premiums
	1

*  These categories are mutually exclusive.


Paid off Loans With Prepayment Flags for FAMLT 2004-1

"Mortgage Data Through: June 30, 2004"
Loan Number Delinquency String Origination Date PPP Flag Exp. Date Payoff Balance PPP Remitted
% of Premium to Payoff Balance	"No Premium Collected, w/ Flag"	"PPP
Collected, No Flag"Comments

4939992	CC0 12/22/2003  2 12/22/2005	" $24,576 "	 $  - 	        0%
4939992 Awaiting servicer's response
4941459	CC0 1/9/2004    2 1/9/2004	" $355,351 "	" $7,115 "	2%

4941459	CC0 3/22/2004	1 3/22/2005	" $486,302 "	" $13,128 "	3%

4945021	CC0 3/22/2004	1 3/22/2005	" $486,302 "	" $13,128 "	3%

4940055	CC0 11/21/2003	3 11/21/2005	" $30,150 "	" $1,326 "	4%

4940245	CC0 12/3/2003	2 12/3/2005	" $52,822 "	" $2,194 "	4%

4941199	CC0 12/3/2003	2 12/3/2005	" $210,548 "	" $5,797 "	3%

4941379	CC0 12/19/2003	2 12/19/2005	" $298,199 "	" $8,343 "
	3%
4940367	CC0 12/22/2003	2 12/22/2005	" $68,210 "	" $2,901 "	4%

4941329	CC0 12/22/2003	2 12/22/2005	" $266,436 "	" $8,403 "
	3%
4941486	CC0 12/22/2003	2 12/22/2005	" $380,074 "	" $10,079 "
	3%
4940846	CC0 12/23/2003	2 12/23/2005	" $127,235 "	" $3,504 "
	3%
4941470	CC0 12/23/2003	2 12/23/2005	" $367,378 "	" $8,809 "
	2%
4941035	CC0 12/26/2003	2 12/26/2005	" $167,482 "	" $4,617 "
	3%
4941397	CC0 12/31/2003	2 12/31/2005	" $314,496 "	" $8,793 "
	3%
4941588	CC0 12/31/2003	2 12/31/2005	" $560,500 "	" $12,891 "
	2%
4941361	CC0 1/5/2004	2 1/5/2006	" $283,408 "	" $8,488 "	3%

4941624	CC0 1/5/2004	2 1/5/2006	" $645,811 "	" $12,928 "	2%

4941070	CC0 1/7/2004	2 1/7/2006	" $175,135 "	" $5,520 "	3%

4941576	CC0 1/12/2004	2 1/12/2006	" $526,355 "	" $14,730 "	3%

4941133	CC0 1/13/2004	2 1/13/2006	" $190,821 "	" $4,583 "	2%

4942710	CC0 1/14/2004	2 1/14/2006	" $179,395 "	" $6,455 "	4%

4941298	CC0 1/14/2004	2 1/14/2006	" $253,800 "	" $7,350 "	3%

4944911	CC0 1/16/2004	2 1/16/2006	" $353,879 "	" $7,769 "	2%

4940137	CC0 1/22/2004	2 1/22/2006	" $39,923 "	" $1,717 "	4%

4942646	CC0 1/22/2004	2 1/22/2006	" $161,142 "	" $4,527 "	3%

4941315	CC0 1/22/2004	2 1/22/2006	" $259,791 "	" $7,675 "	3%

4942785	CC0 1/26/2004	2 1/26/2006	" $199,500 "	" $4,908 "	2%

4943098	CC0 2/4/2004	2 2/4/2006	" $389,337 "	" $9,957 "	3%

4942938	CC0 2/5/2004	2 2/5/2006	" $269,080 "	" $8,600 "	3%

4942202	CC0 2/6/2004	2 2/6/2006	" $89,783 "	" $3,136 "	3%

4942573	CC0 2/13/2004	2 2/13/2006	" $146,517 "	" $3,588 "	2%

4942389	CC0 2/17/2004	2 2/17/2006	" $115,802 "	" $3,420 "	3%

4942947	CC0 2/17/2004	2 2/17/2006	" $277,100 "	" $7,626 "	3%

4943101	CC0 2/17/2004	2 2/17/2006	" $395,049 "	" $9,149 "	2%

4945057	CC0 2/19/2004	2 2/19/2006	" $550,610 "	" $17,613 "	3%

4944816	CC0 3/17/2004	2 3/17/2006	" $287,218 "	" $9,189 "	3%

4944671	CC0 3/23/2004 	2 3/23/2006 	" $222,994 "	" $5,297 "
	2%
4945139 CC0 3/24/2004 	2 3/24/2006 	" $175,000 "	" $5,313 "	3%

4944068	CC0 3/26/2004 	2 3/26/2006 	" $116,915 "	" $3,556 "
	3%
4944417	CC0 3/29/2004	2 3/29/2006	" $162,362 "	" $3,987 "	2%

4941291	CC0 12/23/2003	3 12/23/2006	" $250,120 "	" $8,757 "
	4%
4940217	CC0 1/12/2004	3 1/12/2007	" $50,175 "	  $504 	        1%

4941957	CC0 1/14/2004	2 1/14/2007	" $61,034 "	" $1,222 "	2%

4942695	CC0 1/27/2004	3 1/27/2007	" $174,010 "	" $4,521 "	3%

4942937	CC0 1/30/2004	3 1/30/2007	" $267,859 "	" $7,102 "	3%


Section Three
Loss Analysis

2004 The Murrayhill Company. All Rights Reserved.

Historical Monthly Losses
FAMLT 2004-1 Historical Monthly Losses
Losses Through: July 31, 2004

7/25/2004 	$836.82 	0.00%
6/25/2004 	$0.00 		0.00%
Totals: 	$836.82 	0.00%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

2004 The Murrayhill Company. All Rights Reserved.


FAMLT 2004-1 Loss Reconciliation Report
Trustee Remittance Date: July 25, 2004


Remittance Statement			Summary

7/25/2004	$4,411			Loan-Level Losses:	$837
					Subsequent Losses:	$0
					Subsequent Gains:	$0
					Monthly Security Loss:	$837
					Losses Remitted:	$4,411
					Difference*:		($3,575)

			Loan-Level Loss Report

Loan Number	Loss	Loan Number	Loss	Loan Number	Loss
4945065		$837

Loan-Level Loss Report	Total:	$837

*For loan number 4945065, the servicer remitted a loss of $837. This loan passed a loss as a result of a short payoff. No other losses were reported by the servicers. Losses remitted to the trust totaled $4,411, a discrepency of $3,575. Murrayhill is working with all parties involved to seek resolution to this problem and an update will be provided in next month's report.

2004 The Murrayhill Company. All Rights Reserved.


FAMLT 2004-1 Loss Report
Losses Through: June 30, 2004
July 25, 2004

		Origination		  Original Amount
Loan Number  State  Date  Original LTV  Original Appraisal  Loss  Loss
Severity
4945065	      CA  4/15/2004	69%	$571,200	  $836.82	0.15%
					$830,000
Monthly Total:	$836.82	0.15%
Overall Total:	$836.82	0.15%


2004 The Murrayhill Company. All Rights Reserved.


FAMLT 2004-1 FICO Distribution by Status
Mortgage Data Through: June 30, 2004
FICO	Delinquency	Percentage
500	Current	 	0.004
500	Delinquent	0.011
510	Current		0.016
510	Delinquent	0.034
510	Paid Off	0.045
520	Current		0.029
520	Delinquent	0.034
520	Paid Off	0.045
530	Current		0.034
530	Delinquent	0.057
540	Current		0.036
540	Delinquent	0.052
550	Current		0.045
550	Delinquent	0.069
550	Paid Off	0.045
560	Current		0.04
560	Delinquent	0.063
560	Paid Off	0.045
570	Current		0.042
570	Delinquent	0.069
580	Current		0.058
580	Delinquent	0.098
580	Paid Off	0.045
590	Current		0.047
590	Delinquent	0.069
590	Paid Off	0.045
600	Current		0.067
600	Delinquent	0.098
610	Current		0.077
610	Delinquent	0.075
620	Current		0.087
620	Delinquent	0.04
620	Paid Off	0.091
630	Current		0.073
630	Delinquent	0.04
630	Paid Off	0.091
640	Current		0.064
640	Delinquent	0.04
640	Paid Off	0.091
650	Current		0.054
650	Delinquent	0.029
650	Paid Off	0.045
660	Current		0.044
660	Delinquent	0.023
660	Paid Off	0.045
670	Current		0.047
670	Delinquent	0.011
670	Paid Off	0.136
680	Current		0.031
680	Delinquent	0.023
680	Paid Off	0.091
690	Current		0.025
690	Delinquent	0.017
690	Paid Off	0.045
700	Current		0.016
700	Delinquent	0.006
700	Paid Off	0.091
710	Current		0.013
720	Current		0.011
720	Delinquent	0.017
730	Current		0.012
740	Current		0.008
740	Delinquent	0.006
750	Current		0.004
750	Delinquent	0.006
760	Current		0.003
770	Current		0.005
780	Current		0.003
790	Current		0.001
790	Delinquent	0.011
800	Current		0
820	Current		0

Status		# of Loans    Average	Std. Deviation
Current		4,872		614	57.815
Delinquent	174		592	54.718
Paid Off	22		630	56.149
Total:		5,068

Copyright 2004, The Murrayhill Company. All rights reserved.


FAMLT 2004-1 Loan-to-Value Distribution by Status
Mortgage Data Through: June 30, 2004
LTV	Delinquency	Percentage
0.1	Current	0.001
0.2	Current	0.089
0.2	Paid Off	0.091
0.2	Delinquent	0.092
0.3	Current	0.009
0.3	Delinquent	0.011
0.4	Delinquent	0.006
0.4	Current	0.01
0.5	Delinquent	0.011
0.5	Current	0.015
0.6	Paid Off	0.091
0.6	Current	0.041
0.6	Delinquent	0.029
0.7	Paid Off	0.273
0.7	Delinquent	0.075
0.7	Current	0.106
0.8	Paid Off	0.182
0.8	Delinquent	0.46
0.8	Current	0.36
0.9	Paid Off	0.364
0.9	Delinquent	0.282
0.9	Current	0.304
1	Delinquent	0.034
1	Current	0.065

Status	# of Loans	Average	Std. Deviation
Current		4,872	0.7511		0.2052
Delinquent	174	0.7455		0.2008
Paid Off	22	0.7288		0.1997
Total:		5,068

Copyright 2004, The Murrayhill Company. All rights reserved.



FAMLT 2004-1 Balance Distribution by Status
Mortgage Data Through: June 30, 2004
Balance	Delinquency	Percentage
20000	Delinquent	0.017
20000	Current	0.016
30000	Current	0.041
30000	Delinquent	0.052
40000	Current	0.049
40000	Delinquent	0.029
50000	Current	0.051
50000	Delinquent	0.092
60000	Delinquent	0.086
60000	Current	0.05
70000	Current	0.049
70000	Delinquent	0.034
80000	Current	0.05
80000	Delinquent	0.04
90000	Current	0.045
90000	Delinquent	0.063
100000	Delinquent	0.063
100000	Current	0.048
110000	Current	0.048
110000	Delinquent	0.075
120000	Delinquent	0.034
120000	Current	0.043
130000	Delinquent	0.046
130000	Current	0.043
140000	Delinquent	0.023
140000	Current	0.037
150000	Current	0.033
150000	Delinquent	0.04
160000	Current	0.025
160000	Delinquent	0.017
170000	Delinquent	0.017
170000	Current	0.023
180000	Current	0.027
180000	Delinquent	0.046
190000	Delinquent	0.006
190000	Current	0.019
200000	Delinquent	0.017
200000	Current	0.026
210000	Current	0.018
210000	Delinquent	0.011
220000	Current	0.015
220000	Delinquent	0.023
230000	Current	0.014
230000	Delinquent	0.023
240000	Delinquent	0.011
240000	Current	0.011
250000	Current	0.015
260000	Current	0.01
260000	Delinquent	0.011
270000	Current	0.01
270000	Delinquent	0.006
280000	Delinquent	0.006
280000	Current	0.01
290000	Current	0.009
290000	Delinquent	0.006
300000	Current	0.01
310000	Delinquent	0.011
310000	Current	0.006
320000	Current	0.007
330000	Current	0.007
330000	Delinquent	0.006
340000	Delinquent	0.006
340000	Current	0.009
350000	Current	0.008
360000	Delinquent	0.006
360000	Current	0.006
370000	Current	0.006
380000	Current	0.007
380000	Delinquent	0.017
390000	Delinquent	0.006
390000	Current	0.005
400000	Current	0.006
410000	Delinquent	0.006
410000	Current	0.003
420000	Current	0.005
430000	Current	0.005
440000	Current	0.003
450000	Current	0.003
460000	Current	0.004
470000	Current	0.001
470000	Delinquent	0.006
480000	Current	0.003
480000	Delinquent	0.006
490000	Current	0.003
500000	Current	0.002
510000	Current	0.004
520000	Current	0.006
530000	Current	0.003
540000	Current	0.002
540000	Delinquent	0.006
550000	Current	0.003
560000	Current	0.003
560000	Delinquent	0.006
570000	Delinquent	0.006
570000	Current	0.002
580000	Delinquent	0.006
580000	Current	0.004
590000	Current	0.003
600000	Current	0.004
610000	Current	0.002
620000	Current	0.003
630000	Current	0.002
640000	Current	0.002
650000	Delinquent	0.006
650000	Current	0.007
660000	Current	0
670000	Current	0
680000	Current	0
700000	Current	0
700000	Delinquent	0.006
750000	Current	0
770000	Current	0
840000	Current	0
1000000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	4,872	173,348.48	142,451.75
Delinquent	174	146,629.06	125,879.87
Total:	5,046

Copyright 2004, The Murrayhill Company. All rights reserved.


FAMLT 2004-1 Mortgage Type Distribution by Status
Mortgage Data Through: June 30, 2004
Mortgage Type	Delinquency	Percentage
Investment Home	Current	        0.147
Investment Home	Delinquent	0.121
Investment Home	Paid Off	0.182
Primary Home	Current	        0.847
Primary Home	Delinquent	0.879
Primary Home	Paid Off	0.818
Second Home	Current	        0.006

Mortgage Type  Loan Count  Total Balance  Avg. Balance  Std. Deviation
ARM	       3,822	   731,052,117.57 191,274.76	146,274.30
Fixed	       1,246	   139,015,152.00 111,569.14	108,412.57
Total:	       5,068	   870,067,269.57

Copyright 2004, The Murrayhill Company. All rights reserved.


FAMLT 2004-1 Mortgage Term Distribution by Status
Mortgage Data Through: June 30, 2004
Mortgage Term	Delinquency	Percentage
180	Paid Off	        0.136
180	Delinquent		0.103
180	Current			0.116
360	Paid Off		0.864
360	Delinquent		0.897
360	Current			0.884

# of Loans	Other	120	180	240	360
5,068		0	0	586	0	4,482

Copyright 2004, The Murrayhill Company. All rights reserved.


FAMLT 2004-1 Mortgage Purpose Distribution
Mortgage Data Through: June 30, 2004


Origination Statistics	Current Loans
Number of Loans: 	5,166	Number of Loans: 	4,872

Delinquent Loans	Paid Off Loans
Number of Loans: 	174	Number of Loans: 	22

Purpose			Number	Percentage   Purpose	        Number
Percentage
Cash-out refinance	1,580	30.6%	     Cash-out refinance	1,497	30.7%
Purchase		2,411	46.7%	     Purchase		2,261	46.4%
Rate/term 		400	7.7%	     Rate/term 		378	7.8%
Home 			0	0.0%	     Home 		0	0.0%
Other			775	15.0%	     Other		736	15.1%

Total	  		5,166	100%	     Total		4,872	100%

Purpose			Number	Percentage   Purpose		Number
	Percentage
Cash-out refinance	38	21.8%	     Cash-out refinance	9	40.9%
Purchase		105	60.3%	     Purchase		13	59.1%
Rate/term 		16	9.2%	     Rate/term 		0	0.0%
Home 			0	0.0%	     Home 		0	0.0%
Other			15	8.6%	     Other		0	0.0%
Total			174	100%	     Total		22	100%

2004 The Murrayhill Company.  All Rights Reserved.


FAMLT 2004-1 Ownership Distribution by Status
Mortgage Data Through: June 30, 2004
Ownership Type	Delinquency	Percentage
Investment Home	Current	        0.147
Investment Home	Delinquent	0.121
Investment Home	Paid Off	0.182
Primary Home	Current	        0.847
Primary Home	Delinquent	0.879
Primary Home	Paid Off	0.818
Second Home	Current	        0.006

Title	# of Loans
Investment Home	740
Primary Home	4,299
Second Home	29
Total:	5,068

Copyright 2004, The Murrayhill Company. All rights reserved.


FAMLT 2004-1 Delinquent Balance Over Time
"Mortgage Data Through: June 30, 2004"

Total Balance in Status
As Of Date	 30 Days 	 60 Days 	 90 Days 	 Foreclosure 	 REO
5/31/2004	" $654,100 "	   $-   	 $-   	         $-
$-
6/30/2004	" $15,701,213 "	 " $6,516,720 "	"$3,295,524 "	 $-
$-

2004 The Murrayhill Company.  All Rights Reserved.


FAMLT 2004-1 Delinquent Count Over Time
"Mortgage Data Through: June 30, 2004"

Total Count in Status
As Of Date	 30 Days 	 60 Days 	 90 Days 	 Foreclosure 	 REO
5/31/2004	 3		 0		 0		 0		 0
6/30/2004	 110		 40		 24		 0		 0

2004 The Murrayhill Company.  All Rights Reserved.


FAMLT 2004-1 Historical SDA Performance
Mortgage Data Through: June 30, 2004

Weighted	Monthly
Date	     Average Age  Default Amt	Default Rate	CDR (F-R)
30-Jun-04	4.29	   $0	 	0.00%		0.00%
31-May-04	1.88	   $0	 	0.00%		0.00%
Averages:	3.08	   $0	 	0.00%		0.00%

SDA Curve      SDA %
0.09%		0%
0.04%		0%
0.06%		0%

2004 The Murrayhill Company.  All Rights Reserved.